                                                                    EXHIBIT 32.B


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2004, of El Paso Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
D. Dwight Scott, Executive Vice President and Chief Financial Officer, certify
(i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ D. Dwight Scott
                                               ---------------------------------
                                               D. Dwight Scott
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                                               November 23, 2004


A signed original of this written statement required by Section 906 has been provided to El Paso Corporation and will be retained by El Paso Corporation and furnished to the Securities and Exchange Commission or its staff upon request.